Exhibit 10.2

SUBSCRIPTION AGREEMENT
(For U.S. Accredited Investors that are in the United States and that are Offshore Investors)

IMPORTANT INSTRUCTIONS
The following items in this Subscription Agreement have been completed (subscriber, please initial each applicable box):
All Subscribers:
All subscribers must complete the section entitled “Subscription and Subscriber Information” on pages 1 and 2 of this Subscription Agreement and sign the execution page of this Subscription Agreement on page 1.
All Subscribers:
All subscribers must complete and execute Schedule “A” – U.S. Accredited Investor Certificate.
Offshore Investors Only:
If you are NOT resident of or otherwise subject to the securities laws of Canada or the United States, complete and execute Schedule “B” – Offshore Investor Certificate.
All Subscribers:
All subscribers must complete, execute and deliver a Registration Rights Agreement in the form attached to the accompanying Private Placement Memorandum as Annex C and a Selling Shareholder Questionnaire in the form attached to the accompanying Private Placement Memorandum as Annex D.

Return this executed Subscription Agreement and all applicable Schedules to:

Return by:
November 15, 2024

Return to:
Email: investor@vireohealth.com

Payment of the aggregate Subscription Amount set out on the following page will be made in accordance with the Payment Instructions in Schedule “C”.

The Company derives a substantial portion of its revenues from the cannabis industry in certain states of the United States, which industry is illegal under U.S. Federal Cannabis Laws. The Company is involved directly (through subsidiaries) in the cannabis industry in the United States where local state laws permit such activities.

SUBSCRIPTION AGREEMENT

TO:	VIREO GROWTH INC. (THE “COMPANY”)

The undersigned, on its own behalf and, if applicable, on behalf of a Disclosed Principal (as defined herein) for whom it is acting hereunder (the “Subscriber”), hereby irrevocably subscribes for and agrees to purchase that number of subordinate voting shares (each a “Share”) as set out below at a price of US$0.625 per Share (the “Subscription Price”). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription”, including, without limitation, the terms, representations, warranties, covenants, certifications and acknowledgements set forth in the applicable Schedules attached thereto. The Subscriber further agrees, without limitation, that the Company may rely upon the Subscriber’s representations, warranties, covenants, certifications and acknowledgments contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

Subscriber Information and Signature

(Name of Subscriber)	Per Share Subscription Price: _________________________________

Account Reference (if applicable): _____________________________

Dollar Commitment Amount: __________________________________
(the “Subscription Amount”)

By: _____________________________________________________
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber’s Residential Address, including County/Municipality and State and ZIP Code)

(Subscriber’s Telephone Number)                                      (Email Address)

If the Subscriber is signing as agent or trustee for a principal (a “Disclosed Principal”) and is not purchasing as trustee or agent for accounts fully managed by it, so as to be deemed to be purchasing as principal pursuant to NI 45-106 complete the following:

(Name of Disclosed Principal)

(Residential Address of Disclosed Principal)

(Telephone Number of Disclosed Principal)

(Account Reference, if applicable)

The Company derives a substantial portion of its revenues from the cannabis industry in certain states of the United States, which industry is illegal under U.S. Federal Cannabis Laws. The Company is involved directly (through subsidiaries) in the cannabis industry in the United States where local state laws permit such activities.

The Subscriber hereby provides the Company the following instructions in connection with the settlement of the Shares being purchased hereunder and hereby directs the Company to issue, register and deliver direct registration statements representing the Shares as follows.

Account Registration Information: (Name) (Account Reference, if applicable) (Address, including ZIP Code)	Delivery Instructions: (Name) (Account Reference, if applicable) (Address, including ZIP Code) (Telephone Number) (Fax Number) (Contact Name)

Number and kind of securities of the Company held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any:	State whether Subscriber is an Insider* of the Company:

YES ☐                    No ☐

State whether Subscriber is a Registrant*:

YES ☐                    No ☐

State whether Subscriber is a Related Person* of the Company:

YES ☐                    No ☐

(*see Article 1, section 1.1. – Definitions)

Execution by the Subscriber above shall constitute an irrevocable offer and agreement by the Subscriber to subscribe for the securities described herein on the terms and conditions herein set out. The Company shall be entitled to rely on the delivery of a PDF or facsimile copy of this subscription, and acceptance by the Company of such PDF or facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms and conditions hereof.

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TERMS AND CONDITIONS OF SUBSCRIPTION

ARTICLE 1 - INTERPRETATION

1.1	Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in the Province of British Columbia, Canada or the State of Minnesota, U.S.A. are open for the general transaction of business.

“Closing” has the meaning ascribed to such term in Section 4.1.

“Closing Date” has the meaning ascribed to such term in Section 4.1.

“Company” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“Company Financial Statements” means collectively, the audited financial statements of the Company as at and for the years ended December 31, 2023 and 2022, together with the notes thereto and the auditor’s report thereon, and the unaudited condensed interim consolidated financial statements of the Company as at and for the three and six months ended June 30, 2024 and 2023, together with the notes thereto.

“CSE” means the Canadian Securities Exchange.

“Disclosed Principal” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval system.

“Governmental Body” means any (i) multinational, federal, provincial, state, municipal, local or other governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the foregoing, or (iii) any quasi-governmental, self-regulatory organization or private body exercising any regulatory, expropriation or taxing authority under or for the account of its members or any of the above.

“including” means including without limitation.

“Intellectual Property” has the meaning ascribed to such term in Section 5.1(y).

“Insider” means (a) a director or senior officer of the Company (or a subsidiary of the Company), (b) any Person who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding, or (c) a director or senior officer of an Insider of the Company.

“Investor Presentation” means the investor presentation, dated October 2024, prepared by or on behalf of the Company to provide to prospective purchasers in the Offering, describing the business and affairs of the Company.

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“Knowledge of the Company” means the actual knowledge of Kyle Kingsley, Founder and Executive Chairman of the Company; Amber Shimpa, Chief Executive Officer of the Company; and Joe Duxbury, Interim Chief Financial Officer of the Company; in each case after due enquiry.

“Leased Premises” means the premises which are material to the Company or any Material Subsidiary, and which the Company or any Material Subsidiary occupies as a tenant.

“Material Adverse Effect” means a material adverse effect on (i) the business, affairs, operations, condition (financial or otherwise), earnings, assets, liabilities (absolute, accrued, contingent or otherwise) the Company and the Material Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) the transactions contemplated by this Agreement, or (iii) the ability of the Company to perform its obligations under this Agreement.

“Material Agreement” means any material contract, commitment, agreement (written or oral), instrument, lease or other document, license agreement and agreements relating to Intellectual Property, to which the Company or any subsidiary are a party or to which any of their property or assets are otherwise bound.

“Material Subsidiaries” means Vireo Health, Inc., Vireo Health of New York LLC, Vireo Health of Minnesota, LLC, MaryMed, LLC and Charm City, LLC.

“Offering” means the private placement offering in the United States of Shares to be issued and sold by the Company pursuant to the Subscription Agreements on the Closing Date(s).

“Offshore Investor” means a Person who is not resident or otherwise subject to the securities laws of Canada or the United States.

“Offshore Jurisdiction” has the meaning ascribed to such term in 6.1(u).

“OTCQX” means the OTCQX tier of the OTC Markets.

“Person” includes any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Private Placement Memorandum” means the private placement memorandum, dated as of November 15, 2024, describing the business of the Company, that accompanies this Subscription Agreement.

“Public Record” means all documents filed by or on behalf of the Company on SEDAR+ and/or EDGAR under applicable Securities Laws.

“Purchased Securities” has the meaning ascribed to such term in Section 3.1.

“Registrant” means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to Securities Laws, or a person registered or otherwise required to be registered under the Securities Laws.

“Registration Rights Agreement” means the registration rights agreement to be entered into between the Company and the Subscriber contemporaneously with this Subscription Agreement pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Shares under the U.S. Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws, substantially in the form attached to the Private Placement Memorandum as Annex C.

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“Regulation D” means Regulation D under the U.S. Securities Act.

“Related Person” has the meaning ascribed to such term in the policies of the CSE.

“Reporting Jurisdictions” means British Columbia, Alberta and Ontario.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means the reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) filed by the Company with the SEC since January 1, 2023 but prior to the date hereof and publicly available on EDGAR.

“Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of Canada and the United States, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the Canada and the United States, the rules and policies of the CSE and the rules of the OTCQX.

“SEDAR+” means the System for Electronic Document Analysis and Retrieval.

“Selling Jurisdictions” means the United States, and such other jurisdictions outside of Canada and the United States as agreed to by the Company.

“Selling Shareholder Questionnaire” means the Selling Shareholder Questionnaire to be completed, executed and delivered by each Subscriber contemporaneously with this Subscription Agreement pursuant to which each Subscriber shall provide information relevant to the completion and filing by the Company of a resale registration statement for the resale of the Shares, substantially in the form attached to the Private Placement Memorandum as Annex D.

“Shares” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“Subscriber” means the subscriber for the Purchased Securities as set out on page 1 of this Subscription Agreement and includes, as applicable, each Disclosed Principal for whom it is acting.

“Subscription Agreement” means this subscription agreement (including any Schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section.

“Subscription Amount” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“Subscription Price” has the meaning ascribed to such term on page 1 of this Subscription Agreement.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“U.S. Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D.

“U.S. Accredited Investor Certificate” has the meaning ascribed to such term in Section 4.2(c).

“U.S. Cannabis Laws” means all applicable requirements of U.S. state and municipal laws, rules and regulations regarding regulated medical and recreational cannabis in each U.S. jurisdiction in which the Company conducts its business and operations including, but not limited to, all U.S. state and municipal laws related to cultivation, processing, manufacturing, storage, sales, preparation, testing, taxation, security, employee qualifications, transport, equity ownership restrictions, management services restrictions, or intellectual property license restrictions.

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“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S. Federal Cannabis Laws” means, collectively, U.S. federal laws, statutes, and/or regulations, as applicable, that is directly or indirectly related to the production, trafficking, distribution, extraction, cultivation, processing manufacturing, storage, sales, preparation, testing, taxation, security, employee qualifications, transport, equity ownership restrictions, management services restrictions, or intellectual property license restrictions. of cannabis and cannabis-related substances and products.

“U.S. GAAP” means generally accepted accounting principles in the United States.

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.2	Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

1.3	Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement and the Schedules, including the symbol “$”, are expressed in United States dollars.

1.4	Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement. The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

ARTICLE 2 - SCHEDULES

2.1	Description of Schedules

The following are the Schedules attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”	-	U.S. Accredited Investor Certificate
Schedule “B”	-	Offshore Investor Certificate
Schedule “C”	-	Payment Instructions

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ARTICLE 3 - SUBSCRIPTION AND DESCRIPTION OF SECURITIES

3.1	Subscription for the Securities

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase from the Company that number of Shares (the “Purchased Securities”) indicated on page 1 of this Subscription Agreement, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 4 hereto.

3.2	Acceptance and Rejection of Subscription by the Company

The Subscriber acknowledges and agrees that the Company reserves the right, in its absolute discretion, to reject this subscription for the Shares, in whole or in part, at any time prior to the Closing Date. The Company will be deemed to have accepted this offer upon the Company’s execution of the acceptance form of this Subscription Agreement and the delivery of the Purchased Securities in accordance with the provisions of this Subscription Agreement.

If this subscription is rejected in whole, any payment delivered by the Subscriber to the Company representing the Subscription Amount pursuant to this Subscription Agreement, will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for the Purchased Securities which is not accepted will be promptly returned to the Subscriber by the Company without interest or deduction.

3.3	Offering

The Purchased Securities form part of a larger Offering of Shares. The Offering may be completed in one or more tranches and the size of the Offering may be increased at the Company’s sole discretion. There is no minimum amount required to be raised pursuant to the Offering and the proceeds of the Offering will be immediately available to the Company.

ARTICLE 4 - CLOSING

4.1	Closing

Delivery and sale of the Purchased Securities and payment of the aggregate Subscription Amount will be completed (the “Closing”) electronically on one or multiple dates or after November 15, 2024 (the “Closing Date”). If on or prior to the Closing Date, the terms and conditions contained in this Subscription Agreement have been complied with, this completed Subscription Agreement (including all applicable Schedules) has been delivered to and accepted by the Company and the Subscription Amount for the Purchased Securities subscribed for under this Subscription Agreement has been paid in accordance with Section 4.2(a), the Subscription Amount will be released to the Company and the Shares subscribed for hereunder will be issued. The Subscriber will take up, purchase and pay for the Shares purchased hereunder at the Closing upon acceptance of this offer by the Company and the satisfaction by the Company of the conditions set out herein.

If, prior to the Closing Date, the terms and conditions contained in this Subscription Agreement (other than the delivery by the Company of a direct registration statement representing the Shares or of such other evidence of the issue of the Shares as the Company may determine) have not been complied with, the Company and the Subscriber will have no further obligations under this Subscription Agreement.

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4.2	Conditions of Closing

The Subscriber acknowledges and agrees that the Company is relying on the truth of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Date as if made at and as of the Closing Date, and the fulfillment of the following additional conditions prior to the Closing Date:

(a)	on or before the Closing Date, the Subscriber having delivered a properly completed and signed Subscription Agreement (including all applicable Schedules hereto) by email to: investor@vireohealth.com, and having made payment arrangements for the Subscription Amount by wire or electronic funds transfer in accordance with the Payment Instructions set out in Schedule “C”;

(b)	on or before the Closing Date, the Subscriber having properly completed, signed and delivered Schedule “A” (the “U.S. Accredited Investor Certificate”);

(c)	on or before the Closing Date, if the Subscriber is an Offshore Investor, the subscriber having properly completed, signed and delivered Schedule “B”;

(d)	on or before the Closing Date, the Subscriber having properly completed, signed and delivered a Registration Rights Agreement, in the form attached to the Private Placement Memorandum as Annex C;

(e)	the Subscriber having executed and returned to the Company, at the Company’s request, all other documents as may be required by the Securities Laws for delivery by the Company on behalf of the Subscriber;

(f)	the Company having obtained all necessary approvals and consents, including regulatory approvals in respect of the Offering; and

(g)	the initial offer and sale of the Shares being exempt from the requirement to file a prospectus or registration statement under applicable Securities Laws relating to the sale of the Shares, or the Company having received such orders, consents or approvals as may be required to permit such initial offer and sale without the requirement to file a prospectus or registration statement (provided that the Company shall be obligated to file a registration statement under the U.S. Securities Act with the SEC in respect of resale of the Shares, as set forth in the Registration Rights Agreement).

4.3	Authorization of the Company

The Subscriber irrevocably authorizes the Company in its discretion, to act as the Subscriber’s representative at the Closing, and hereby appoints the Company, with full power of substitution, as its true and lawful attorney with full power and authority in the Subscriber’s place and stead to complete and correct any errors or omissions in any form or document provided by the Subscriber, including this Subscription Agreement and the Schedules hereto, in connection with the subscription for the securities offered hereby.

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ARTICLE 5 – REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

5.1	Representations, Warranties and Covenants of the Company

The Company hereby represents and warrants to, and covenants with the Subscriber as follows and acknowledges that the Subscriber is relying on such representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	Each of the Company and the Material Subsidiaries (A) is a corporation or a limited liability company duly incorporated, organized, continued or amalgamated and validly existing under the laws of the jurisdiction in which it was incorporated, organized, continued or amalgamated, as the case may be; (B) has all requisite corporate or limited liability company power and authority and is duly qualified and holds all material permits, licenses and authorizations necessary or required to carry on its business as now conducted and to own, lease or operate its properties and assets; (C) where required, has been duly qualified as an extra-provincial corporation or foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases property, or conducts business unless, in each case, the failure to do so would not individually or in the aggregate, have a Material Adverse Effect; and (D) no steps or proceedings have been taken by any person, voluntary or otherwise, requiring or authorizing its dissolution or winding up.

(b)	All necessary corporate action has been taken or will have been taken prior to the Closing Date by the Company so as to (i) authorize the execution, delivery and performance of this Subscription Agreement and the Registration Rights Agreement; and (ii) validly issue and sell the Shares.

(c)	The execution and delivery of this Subscription Agreement and the Registration Rights Agreement and the performance by the Company of its obligations hereunder and thereunder and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company and upon the execution and delivery hereof and thereof each of this Subscription Agreement and the Registration Rights Agreement shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, provided that enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally; and (ii) general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law).

(d)	At the Closing Date, all consents, approvals, permits, authorizations or filings as may be required by the Company under applicable Securities Laws necessary for the execution and delivery of this Subscription Agreement and the Registration Rights Agreement and the issuance and sale of the Shares, and the consummation of the transactions contemplated hereby and thereby shall have been made or obtained, as applicable, other than customary post-closing filings required to be submitted within the applicable time frame pursuant to applicable Securities Laws, and the filing of the registration statement required to be filed under the Registration Rights Agreement.

(e)	The form of certificate representing the Shares has been approved and adopted by the board of directors of the Company and does not conflict with any of the constating documents or applicable laws and complies with the rules and regulations of the CSE and no order ceasing or suspending trading in any securities of the Company or prohibiting the trading of any of the Company’s issued securities has been issued and no proceedings for such purpose are pending or, to the Knowledge of the Company, threatened.

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(f)	The currently issued and outstanding Shares are listed and posted for trading on the CSE and quoted on the OTCQX, and the Company has not taken any action which would reasonably be expected to result in the delisting or suspension of the same on or from the CSE or the removal of the same from quotation on the OTCQX.

(g)	The Company is in compliance in all material respects with the policies of the CSE and the rules of the OTCQX existing as of the Closing Date.

(h)	The Company is a “reporting issuer” in each of the Reporting Jurisdictions.

(i)	The Company is not in material default of any requirement of the Securities Laws of the Reporting Jurisdictions and is not included on a list of defaulting reporting issuers maintained by any of the securities commissions or securities regulatory authorities in the Reporting Jurisdictions.

(j)	The Company has timely filed or furnished the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the U.S. Securities Act or the U.S. Exchange Act, and the applicable rules and regulations thereunder, as the case may be, applicable to such SEC Documents.

(k)	The Shares have been duly authorized and validly allotted and upon receipt by the Company of the consideration therefor, will be issued as fully paid and non-assessable Shares.

(l)	Odyssey Trust Company, at its offices in Calgary, Alberta and Vancouver, British Columbia has been duly appointed as the transfer agent and registrar for the Shares.

(m)	Each of the Company and the Material Subsidiaries has conducted and is conducting its business in compliance in all material respects with all applicable laws of each jurisdiction in which it carries on business, other than in respect of U.S. Federal Cannabis Laws, and except where the failure to so comply would not have a Material Adverse Effect and each of the Company and the Material Subsidiaries holds all material requisite licenses, registrations, qualifications, permits and consents necessary or appropriate for carrying on its business as currently carried on and all such licenses, registrations, qualifications, permits and consents are valid and subsisting and in good standing in all material respects. Without limiting the generality of the foregoing, to the Knowledge of the Company, neither the Company nor any of the Material Subsidiaries has received a written notice of material non-compliance which remains in effect, nor does it know of, nor have reasonable grounds to know of, any facts that could give rise to a notice of material non-compliance with any such laws, regulations or permits, other than in respect of U.S. Federal Cannabis Laws.

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(n)	Other than the Leased Premises, the Company or a Material Subsidiary is the absolute legal and beneficial owner of, and has good and marketable title to, all of the material properties and assets thereof and no other property or assets are necessary for the conduct of the business of the Company and the Material Subsidiaries as currently conducted, other than as would not have a Material Adverse Effect. Any and all of the agreements and other documents and instruments pursuant to which the Company and any of the Material Subsidiaries hold the property and assets thereof (including any interest in, or right to earn an interest in, any Intellectual Property) are valid and subsisting agreements, documents and instruments in full force and effect, enforceable in accordance with the terms thereof, and such properties and assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situated other than U.S. Federal Cannabis Laws, and all Material Agreements pursuant to which the Company derives the interests thereof in such property are in good standing. The Company does not know of any claim or the basis for any claim that might or could materially and adversely affect the right of the Company or any of the Material Subsidiaries to use, transfer or otherwise exploit its assets, none of the properties (or any interest in, or right to earn an interest in, any property) of the Company or any of the Material Subsidiaries is subject to any right of first refusal or purchase or acquisition right, and neither the Company nor any of the Material Subsidiaries has a responsibility or obligation to pay any commission, royalty, license fee or similar payment to any person with respect to the property and assets thereof, except as disclosed in the Public Record.

(o)	Other than as disclosed in the Public Record, no legal or governmental proceedings or inquiries are pending to which the Company or each of the Material Subsidiaries is a party or to which the property thereof is subject that would result in the revocation or modification of any material certificate, authority, permit or license necessary to conduct the business now owned or operated by the Company which, if the subject of an unfavourable decision, ruling or finding could reasonably be expected to have a Material Adverse Effect and, to the Knowledge of the Company, no such legal or governmental proceedings or inquiries have been threatened against or are contemplated with respect to the Company or any of the Material Subsidiaries or the respective properties or assets thereof.

(p)	Other than as disclosed in the Public Record, there are no material actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding or, to the Knowledge of the Company, pending or threatened against or affecting the Company or any of the Material Subsidiaries at law or in equity or before or by any commission, board, bureau or agency of any kind whatsoever and, to the Knowledge of the Company, there is no basis therefor. Neither the Company nor any of the Material Subsidiaries is subject to any judgment, order, writ, injunction, decree, award, rule, policy or regulation of any governmental authority, which, either separately or in the aggregate, may have a Material Adverse Effect.

(q)	Neither the Company nor any of the Material Subsidiaries is in violation of its constating documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any Material Agreement to which it is a party or by which it or its property or assets may be bound.

(r)	To the Knowledge of the Company, no counterparty to any Material Agreement, or other agreement or instrument to which the Company or any of the Material Subsidiaries is a party is in default in the performance or observance thereof, except where such violation or default in performance would not have a Material Adverse Effect.

(s)	No order, ruling or determination having the effect of suspending the sale or ceasing the trading in any securities of the Company has been issued by any regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or, to the Knowledge of the Company, are pending, contemplated or threatened by any regulatory authority.

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(t)	The Company Financial Statements filed on EDGAR have been prepared in accordance with U.S. GAAP, contain no material misrepresentations and present fairly, in all material respects, the financial condition of the applicable entity or group on a consolidated basis as at the date thereof and the results of the operations and cash flows of the of the applicable entity or group on a consolidated basis for the period then ended and contain and reflect adequate provisions or allowance for all reasonably anticipated liabilities, expenses and losses of the applicable entity or group on a consolidated basis that are required to be disclosed in such financial statements.

(u)	All tax returns, declarations, remittances and filings required to be filed by the Company or any of the Material Subsidiaries have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings are complete and accurate and no material fact or facts have been omitted therefrom which would make any of them materially misleading. Other than in the ordinary course of an applicable Governmental Body, no examination of any tax return of the Company or any of the Material Subsidiaries is currently in progress to the Knowledge of the Company and there are no issues or disputes outstanding with any Governmental Body respecting any taxes that have been paid, or may be payable, by Company or any of the Material Subsidiaries in any case, other than as would not have a Material Adverse Effect.

(v)	The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain accountability for assets.

(w)	The assets of the Company and each of the Material Subsidiaries and the respective businesses and operations thereof are insured against loss or damage with responsible insurers on a basis consistent with insurance obtained by reasonably prudent participants in comparable businesses, and such coverage is in full force and effect, and neither the Company nor any of the Material Subsidiaries has breached the terms of any policies in respect thereof or failed to promptly give any notice or present any material claim thereunder.

(x)	To the Knowledge of the Company, the Company and each of the Material Subsidiaries own or have all proprietary rights provided in law and at equity to use all material patents, trademarks, copyrights, industrial designs, software, trade secrets, know-how, concepts, information and other intellectual and industrial property (collectively, “Intellectual Property”) necessary to permit the Company and each of the Material Subsidiaries to conduct its business as currently conducted. Neither the Company nor any of the Material Subsidiaries has received any notice, nor does the Company have knowledge, of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances that would render any Intellectual Property invalid or inadequate to protect the interests of the Company or any of the Material Subsidiaries therein and which infringement or conflict (if subject to an unfavorable decision, ruling or finding) or invalidity or inadequacy would have a Material Adverse Effect; provided that Vireo Health, Inc. has filed an opposition with the USPTO Trial and Appeal Board because it will be damaged by the registration of the mark “GREEN GOODS”, serial number 90792474, applied for by Henke Management, Inc. dba Henke Distribution (“Henke”). Vireo Health, Inc. opposes the Henke application based on a likelihood of confusion with and priority of Vireo’s senior mark “GREEN GOODS”.

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(y)	The Company is not affected by any commitment, agreement or document containing any covenant which expressly and materially limits the freedom of the Company to compete in any line of business, transfer or move any of its respective assets or operations or which adversely materially affects the business practices, operations or condition of the Company.

(z)	To the Knowledge of the Company, the Company and the Material Subsidiaries are in material compliance with, in connection with the ownership, use, maintenance or operation of the property and assets thereof, all applicable federal, state, municipal or local laws, by-laws, regulations, orders, policies, permits, licenses, certificates or approvals having the force of law, in the United States or a foreign jurisdiction, relating to environmental, health or safety matters, other than the U.S. Federal Cannabis Laws.

(aa)	With respect to each of the Leased Premises, the Company or a Material Subsidiary occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Company or a Material Subsidiary occupies the Leased Premises is in good standing and in full force and effect. The performance of obligations pursuant to and in compliance with the terms of this Agreement and the completion of the transactions described herein by the Company, will not afford any of the parties to such leases or any other person the right to terminate such leases or result in any additional or more onerous obligations under such leases.

(bb)	The Company is in compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages, except where non-compliance with such laws could not reasonably be expected to have a Material Adverse Effect.

(cc)	The Company is in compliance in all material respects with its timely and continuous disclosure obligations under applicable Securities Laws and, without limiting the generality of the foregoing, there has been no material fact or material change relating to the Company which has not been publicly disclosed, the information and statements in the Public Record were true and correct in all material respects as of the respective dates of such information and statements and at the time such documents were filed on SEDAR+ and EDGAR, as applicable, and do not contain any misrepresentations (other than any information and statements which have been superseded and corrected by subsequent information and statements in the Public Record) and the Company has not filed any confidential material change reports which remain confidential as at the date hereof.

(dd)	The auditors who reported on and audited the applicable Company Financial Statements were independent with respect to the entities for which they provided such auditing services within the meaning of the rules of professional conduct applicable to auditors in Canada and the United States, as applicable, and the Company’s current auditors are independent with respect to the Company within the meaning of the rules of professional conduct applicable to auditors in Canada and there has never been a “reportable event” (within the meaning of applicable Securities Laws) with the current, or to the Knowledge of the Company any predecessor, auditors of the Company.

(ee)	To the Knowledge of the Company, none of the directors or officers of the Company are now, or have ever been, subject to an order or ruling of any securities regulatory authority or stock exchange prohibiting such individual from acting as a director or officer of a public company or of a company listed on a particular stock exchange.

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(ff)	Other than the Company, there is no Person that is or will be entitled to demand any of the net proceeds of the Offering.

(gg)	The Company will file a registration statement on Form S-3 (or a supplement thereto) or Form S-1 (or such other form the Company is eligible to use at that time) relating to the resale of the Shares following Closing, and will use commercially reasonable efforts to have it taken effective by the expiration of the Lock-Up Period, and to maintain the effectiveness of such registration statement until all Shares covered by such registration statement are sold in accordance with the intended plan of distribution set forth in the registration statement, on the terms and conditions set forth in the Registration Rights Agreement.

ARTICLE 6- ACKNOWLEDGEMENTS, REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1	Acknowledgements, Representations, Warranties and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges, represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	The Subscriber confirms that it:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities, including the potential loss of its entire investment;

(ii)	is aware of the characteristics of the Shares and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Purchased Securities.

(b)	The Subscriber is resident, or if not an individual has its head office, in the jurisdiction set out on page 1 of this Subscription Agreement and intends that the Securities Laws of that jurisdiction govern the Subscriber’s subscription and is not aware of any reason why the laws of such jurisdictions would not govern such subscription. Such address was not created and is not used solely for the purpose of acquiring the Shares and the Subscriber was solicited to purchase in only such jurisdiction.

(c)	The execution and delivery of this Subscription Agreement and the Registration Rights Agreement, the performance and compliance with the terms hereof, the subscription for the Purchased Securities and the completion of the transactions described herein by the Subscriber will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber, if applicable, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

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(d)	The Subscriber is subscribing for the Purchased Securities as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws) or if it is not subscribing as principal it is acting as agent for a Disclosed Principal (whose identity is disclosed on page 1 of this Subscription Agreement) who is purchasing as principal for its own account and not for the benefit of any other Person.

(e)	If the Subscriber is contracting hereunder as trustee or agent for a fully managed account (including for greater certainty, a portfolio manager or comparable advisor) or as trustee or agent for a Disclosed Principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement, the Registration Rights Agreement and all other necessary documentation in connection with such subscription and if the Subscriber is acting as trustee or agent for a Disclosed Principal, who is subscribing as principal for its own account and not for the benefit of any other Person, this Subscription Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by or on behalf of and constitute legal, valid and binding agreements of such Disclosed Principal and the Subscriber acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of such Disclosed Principal for whom it is acting.

(f)	In the case of a subscription for the Purchased Securities by the Subscriber acting as principal, this Subscription Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by, and constitute legal, valid and binding agreements of the Subscriber. This Subscription Agreement and the Registration Rights Agreement are enforceable in accordance with its terms against the Subscriber.

(g)	If the Subscriber is:

(i)	a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement and the Registration Rights Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the Registration Rights Agreement and has obtained all necessary approvals in respect thereof, and the individual signing this Subscription Agreement and the Registration Rights Agreement has been duly authorized to execute and deliver this Subscription Agreement and the Registration Rights Agreement;

(ii)	a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and the Registration Rights Agreement, to subscribe for the Purchased Securities as contemplated herein and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Subscription Agreement and the Registration Rights Agreement has been duly authorized to execute and deliver this Subscription Agreement and the Registration Rights Agreement; or

(iii)	an individual, the Subscriber is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by the terms of this Subscription Agreement and the Registration Rights Agreement, to subscribe for the Purchased Securities contemplated herein and to observe and perform his or her covenants and obligations hereunder.

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(h)	If the Subscriber, or any Disclosed Principal, is a corporation or a partnership, syndicate, trust, association, or any other form of unincorporated organization or organized group of persons, the Subscriber or such Disclosed Principal was not created or being used solely to permit purchases of or to hold securities without a prospectus or registration statement in reliance on a prospectus or registration exemption.

(i)	The Subscriber acknowledges and understands that in connection with the issue and sale of the Purchased Securities pursuant to the Offering, the Company may pay certain cash finder’s fees, commissions or other broker fees.

(j)	The Subscriber is not acting jointly or in concert with any other subscriber in connection with the Offering for the purpose of the acquisition of the Shares.

(k)	If required by applicable Securities Laws, the Subscriber will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Purchased Securities as may be required by any securities commission, stock exchange or other regulatory authority.

(l)	The Subscriber has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Subscription Agreement and the Registration Rights Agreement and the transactions contemplated herein and therein, including trading in the Shares, and with respect to the hold periods imposed by the Securities Laws of the jurisdiction in which the Subscriber resides and other applicable securities laws, and acknowledges that the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and that the Subscriber (or others for whom it is contracting hereunder) is aware that it may not resell such securities except pursuant to a registration statement that has been declared effective by the SEC or in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

(m)	Other than the Private Placement Memorandum and the Investor Presentation, the Subscriber has not received or been provided with a prospectus, offering memorandum (within the meaning of the Securities Laws) or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Company which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Shares, and the Subscriber’s decision to subscribe for the Purchased Securities was not based upon, and the Subscriber has not relied upon, any oral or written representations as to facts made by or on behalf of the Company, or any employee, agent or affiliate thereof or any other person associated therewith, except as set forth herein. The Subscriber’s decision to subscribe for the Purchased Securities was based solely upon this Subscription Agreement, the Registration Rights Agreement, the Private Placement Memorandum, the Investor Presentation and any information about the Company which is publicly available, including the Public Record (any such information having been obtained by the Subscriber without independent investigation or verification by the Company).

(n)	Neither the Company, nor any of its directors, employees, officers, affiliates or agents has made any written or oral representations:

(i)	that any Person will resell or repurchase the Shares;

(ii)	that any Person will refund all or any part of the Subscription Amount; or

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(iii)	as to the future price or value of Shares.

(o)	The Subscriber is not purchasing the Purchased Securities with knowledge of any material information concerning the Company that has not been generally disclosed.

(p)	The subscription for the Purchased Securities has not been made through or as a result of, and the offer and sale of the Shares is not being accompanied by any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation.

(q)	The funds representing the Subscription Amount which will be advanced by the Subscriber to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”), the United Kingdom’s Proceeds of Crime Act 2002 (the “POCA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Company may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, POCA or the PATRIOT Act. To the best of its knowledge (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a Person or entity who has not been identified to the Subscriber, and (b) the Subscriber shall promptly notify the Company if the Subscriber discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(r)	The Subscriber is not a person or entity identified in any regulation made under (i) the United Nations Act including the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism, the United Nations Al-Qaida and Taliban Regulations, the Regulations Implementing the United Nations Resolution on the Democratic People’s Republic of Korea, the Regulations Implementing the United Nations Resolution on Iran, the Regulations Implementing the United Nations Resolution on Eritrea, the Regulations Implementing the United Nations Resolution on Lebanon, the Regulations Implementing the United Nations Resolution on Libya, the Regulations Implementing the United Nations Resolution on Somalia, the United Nations Cote d’Ivoire Regulations, the United Nations Democratic Republic of the Congo Regulations, the Regulations Implement the United Nations Resolutions on Liberia, the United Nations Iraq Regulations, the Regulations Implementing the United Nations Resolution on the Central African Republic, and the United Nations Sudan Regulations; (ii) the Special Economic Measures Act including the Special Economic Measures (Zimbabwe) Regulations, the Special Economic Measures (Burma) Regulations, the Special Economic Measures (Democratic People’s Republic of Korea) Regulations, the Special Economic Measures (Iran) Regulations, the Special Economic Measures (Syria) Regulations, the Special Economic Measures (Ukraine) Regulations, and the Special Economic Measures (Russia) Regulations; (iii) the Freezing Assets of Corrupt Foreign Officials Act or, (iv) the Criminal Code of Canada; (collectively, the “Trade Sanctions”). The Subscriber acknowledges that the Corporation may in the future be required by law to disclose the name and other information of the Subscriber related to the acquisition of the Offered Shares hereunder, on a confidential basis, pursuant to the Trade Sanctions or as otherwise may be required by applicable laws or regulations.

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(s)	Neither the Subscriber nor any of its affiliates has, in the five trading days on the CSE or OTCQX immediately preceding the Subscriber’s execution of this Subscription Agreement and the Registration Rights Agreement, sold or sold short any Shares or other securities of the Company.

(t)	The Subscriber is a U.S. Accredited Investor and the Subscriber has properly completed, executed and delivered to the Company this Subscription Agreement and Schedule “A” (the U.S. Accredited Investor Certificate) and the Registration Rights Agreement and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Date and if less than a complete copy of this Subscription Agreement and the Registration Rights Agreement are delivered to the Company, then the Company and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

(u)	The Subscriber is aware that the Shares have not been registered under the U.S. Securities Act or the securities laws of any state and that the Shares may not be offered or sold, directly or indirectly, without registration under the U.S. Securities Act and applicable state securities laws or in compliance with the requirements of an exemption from such registration. The Subscriber agrees that the Shares shall be subject to a 6-month lock-up period from the Closing Date during which time the Shares will not be transferable by the Subscriber without the prior written consent of the Company (the “Lock-Up Period”).

(v)	The Subscriber undertakes and agrees that it will not offer or sell any of the Purchased Securities unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirement is available.

(w)	The Subscriber acknowledges that the Company has agreed to file a registration statement on Form S-3 (or a supplement thereto) or Form S-1 related to resale of the Shares as soon as reasonably practicable following Closing, and to use commercially reasonable efforts to have taken effective and to maintain the effectiveness of such registration statement until all Shares covered by such registration statement are sold in accordance with the intended plan of distribution set forth in the registration statement, on the terms and conditions set forth in the Registration Rights Agreement; provided that, if the Subscriber does not provide the Company with the requested information to enable the Company to include the Subscriber in the resale registration statement, it acknowledges and agrees that this is a waiver of its rights to be included in the resale registration statement.

International Subscribers

(x)	If the Subscriber is resident in or otherwise subject to the securities laws of any jurisdiction outside of Canada and the United States (the “Offshore Jurisdiction”):

(i)	The Subscriber has completed, executed and delivered an Offshore Investor Certificate in the form attached hereto as Schedule “B”.

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(ii)	The Subscriber is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the Offshore Jurisdiction which would apply to this subscription, if any.

(iii)	The delivery of the Agreement, the acceptance of it by the Company and the issuance of the Purchased Securities to the Subscriber complies with all laws applicable to the Subscriber, including the laws of such Subscriber’s jurisdiction of residence, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the Offshore Jurisdiction.

(iv)	The Company is offering and selling the Shares and the Subscriber is purchasing the Shares pursuant to exemptions from the prospectus and registration requirements under the Applicable Securities laws of the Offshore Jurisdiction or, if such is not applicable, the Company is permitted to offer and sell the Shares and the Subscriber is permitted to purchase the Shares under the Securities Laws of such Offshore Jurisdiction without the need to rely on exemptions.

(v)	The Securities Laws of the Offshore Jurisdiction do not require the Company to register any of the Purchased Securities, file a prospectus, registration statement, offering memorandum or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the Offshore Jurisdiction.

(vi)	The Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the Offshore Jurisdiction which will confirm the matters referred to in subparagraphs (i) through (v) above to the satisfaction of the Company, acting reasonably.

6.2	Acknowledgments and Covenants of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of a Disclosed Principal for whom it is acting hereunder, hereby acknowledges to, and covenants with, the Company as follows and acknowledges that the Company is relying on such acknowledgements and covenants in connection with the transactions contemplated herein:

(a)	It (i) has received and reviewed a copy of the Private Placement Memorandum and the Investor Presentation, and (ii) has had the opportunity to ask and have answered any and all questions which the Subscriber wished to have answered with respect to the subscription for the Purchased Securities made hereunder.

(b)	The offer of the Shares does not constitute a recommendation to purchase the Shares or financial product advice and the Subscriber acknowledges that the Company has not had regard to the Subscriber’s particular objectives, financial situation or needs.

(c)	There are risks associated with the purchase of the Purchased Securities and no securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Shares nor have any such agencies or authorities made any recommendations or endorsement with respect to the Shares.

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(d)	The Shares will be subject to resale restrictions under the Securities Laws of the United States and under other applicable Securities Laws, and the Subscriber covenants that it will not resell the Shares except in compliance with such laws and the Subscriber acknowledges that it is solely responsible (and the Company is not in any way responsible) for such compliance.

(e)	The Subscriber’s ability to transfer the Shares is limited by, among other things, applicable Securities Laws.

(f)	The Company hereby notifies the Subscriber that, unless permitted under Securities Law in Canada, the Subscriber must not trade the Purchased Securities in Canada before the date that is four months and one day following the Closing Date.

(g)	During the four-month period following the Closing Date, the Subscriber will not dispose of the Purchased Securities to any Person located in Canada, provided that the foregoing shall not prohibit the Subscriber from disposing of any Purchased Securities through the facilities of a stock exchange or market place outside of Canada where the Subscriber does not have reason to believe that the purchaser thereof is located in Canada.

(h)	The Shares shall have attached to them, through an ownership statement issued under a direct registration system, legends setting out resale restrictions under applicable United States Securities Laws substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER, DIRECTLY OR INDIRECTLY, THESE SECURITIES EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND EACH CASE IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) ABOVE, A LEGAL OPINION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO THE COMPANY AND ITS TRANSFER AGENT. DELIVERY OF THIS INSTRUMENT MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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(i)	The Company is relying on an exemption from the requirement to provide the Subscriber with a prospectus or registration statement under the Securities Laws and, as a consequence of acquiring the Purchased Securities pursuant to such exemption:

(i)	certain protections, rights and remedies provided by the Securities Laws will not be available to the Subscriber;

(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

(iii)	the Subscriber may not receive information that would otherwise be required to be given under the Securities Laws; and

(iv)	the Company is relieved from certain obligations that would otherwise apply under the Securities Laws.

(j)	In purchasing the Purchased Securities, the Subscriber has relied solely upon this Subscription Agreement, the Registration Rights Agreement, the Private Placement Memorandum, the Investor Presentation and publicly available information relating to the Company (including the Public Record), not upon any verbal or written representation as to any fact or otherwise made by or on behalf of the Company or any of its directors, officers, employees, agents or representatives.

(k)	The offer, issuance, sale and delivery of the Shares is conditional upon such initial offer, issuance, sale by the Company to the Subscribers being exempt from the prospectus and registration requirements in connection with the offer and sale of the Shares under the Securities Laws of the United States and Canada or upon the issuance of such orders, consents or approvals as may be required to permit such offer and sale without the requirement of filing a prospectus or registration statement.

(l)	The Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current shareholders or securityholders of the Company, including the Subscriber. However, there is no assurance that any future financings will be available, on reasonable terms or at all, and if not so available, could have a Material Adverse Effect.

(m)	The Subscriber is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the Registration Rights Agreement and the transactions contemplated under this Subscription Agreement and the Registration Rights Agreement.

(n)	This offer to subscribe is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber without the consent of the Company.

(o)	There is no government or other insurance covering the Shares.

(p)	Legal counsel retained by the Company is acting as counsel to the Company, and not as counsel to the Subscriber.

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(q)	The Subscriber acknowledges that this Subscription Agreement and the exhibits and Schedules hereto and the Registration Rights Agreement require the Subscriber to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering and complying with the Company’s Canadian and U.S. regulatory requirements, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Purchased Securities under the Securities Laws, other applicable securities laws and U.S. Cannabis Laws and completing filings required by any stock exchange or securities regulatory authority or by any U.S. state, local or municipal regulatory authority. The Subscriber’s personal information may be disclosed by the Company to: (i) stock exchanges or securities regulatory authorities, (ii) the Canada Revenue Agency, the U.S. Internal Revenue Service or other taxing authorities, (iii) U.S. state, local or municipal regulatory authorities as required under U.S. Cannabis Laws, and (iv) any of the other parties involved in the Offering, including legal counsel to the Company and may be included in record books in connection with the Offering. By executing this Subscription Agreement and the Registration Rights Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority or any U.S. state, local or municipal regulatory authorities as required under U.S. Cannabis Laws in connection with the transactions contemplated hereby. The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each Disclosed Principal, as applicable.

(r)	The information provided by the Subscriber on pages 1 and 2 of this Subscription Agreement and in the Registration Rights Agreement, as well as additional information reasonably requested from the Subscriber by the Company to comply with U.S. Cannabis Laws, identifying among other things, the name, address, telephone number, email address, date of birth, and government-issued identification card number of the Subscriber, the number of Shares being purchased hereunder, the Subscription Amount, and the Closing Date may be disclosed to U.S. state and local regulatory agencies as required under U.S. Cannabis Laws.

6.3	Risks Associated with the Purchase of Shares

The Subscriber further acknowledges and agrees that the Company is and will continue to be subject to, among other things, the risks and uncertainties outlined in the Private Placement Memorandum.

6.4	Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement and the Registration Rights Agreement are made with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility (and if applicable, the eligibility of the Disclosed Principal) to purchase the Purchased Securities. The Subscriber further agrees that by accepting the Purchased Securities, the Subscriber shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Date with the same force and effect as if they had been made by the Subscriber at the Closing Date.

ARTICLE 7 - SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

7.1	Survival of Representations, Warranties and Covenants of the Company

The representations, warranties and covenants of the Company contained in this Subscription Agreement and the Registration Rights Agreement shall survive the Closing and continue in full force and effect for the benefit of the Subscriber for a period of two years following Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Subscriber with respect thereto.

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7.2	Survival of Representations, Warranties and Covenants of the Subscriber

The representations, warranties and covenants of the Subscriber contained in this Subscription Agreement and the Registration Rights Agreement shall survive the Closing and continue in full force and effect for the benefit of the Company for a period of two years following the Closing, in each case notwithstanding such Closing or any investigation made by or on behalf of the Company with respect thereto and notwithstanding any subsequent disposition by the Subscriber of any of the Shares.

ARTICLE 8 - MISCELLANEOUS

8.1	Further Assurances

Each of the parties hereto upon the request of the other party hereto, whether before or after the Closing Date, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

8.2	Notices

(a)	Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted electronically tested prior to transmission to such party, as follows:

(i)	in the case of the Company, to:

Vireo Growth Inc.

207 South 9th Street
Minneapolis, MN 55402

Attention:                  Amber Shimpa
Email:                          investor@vireohealth.com

with a copy to (which shall not constitute notice):

Troutman Pepper Hamilton Sander LLP

125 High Street, 19th Floor

Boston, MA 02110

Attention:                  Thomas Rose
Email:                          Thomas.rose@troutman.com

(ii)	in the case of the Subscriber, at the address specified on page 1 hereof.

(b)	Any such notice, direction or other instrument, if delivered personally, shall be deemed to have been given and received on the day on which it was delivered, provided that if such day is not a Business Day then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following such day and if transmitted electronically, shall be deemed to have been given and received on the day of its transmission, provided that if such day is not a Business Day or if it is transmitted or received after the end of normal business hours then the notice, direction or other instrument shall be deemed to have been given and received on the first Business Day next following the day of such transmission.

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(c)	Any party hereto may change its address for service from time to time by notice given to the other party hereto in accordance with the foregoing provisions.

8.3	Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

8.4	Costs and Expenses

All costs and expenses (including, without limitation, the fees and disbursements of legal counsel) incurred in connection with this Subscription Agreement and the Registration Rights Agreement and the transactions herein contemplated shall be paid and borne by the party incurring such costs and expenses.

8.5	Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the State of Delaware and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such State.

8.6	Entire Agreement

This Subscription Agreement, including the Schedules hereto, and the Registration Rights Agreement, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties. There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement and the Registration Rights Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

8.7	Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties adopt any signatures received by PDF or a receiving fax machine as original signatures of the parties. If less than a complete copy of this Subscription Agreement and the Registration Rights Agreement are delivered to the Company, the Company and its advisors are entitled to assume that the Subscriber accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

8.8	Indemnity

The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers, shareholders and affiliates from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith.

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8.9	Assignment

This Subscription Agreement may not be assigned by any party except with the prior written consent of the other party hereto.

8.10	Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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The Company hereby accepts the subscription for Shares as set forth on page 1 of this Subscription Agreement on the terms and conditions contained in this Subscription Agreement (including all applicable Schedules) this ____ day of ______________, 2024.

VIREO GROWTH INC.

Per:
Authorized Signing Officer

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SCHEDULE “A”

U.S. Accredited Investor Certificate

The categories listed herein contain certain specifically defined terms. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

All monetary references herein are in United States dollars.

TO:	VIREO GROWTH INC. (the “Company”)

In connection with the purchase by the undersigned Subscriber of the Purchased Securities, the Subscriber, on its own behalf or on behalf of each Disclosed Principal for whom the Subscriber is acting (collectively, the “Subscriber”), hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(1)	it is authorized to consummate the subscription for the Purchased Securities in the Offering and has the necessary power and authority to execute and deliver the Subscription Agreement and this U.S. Accredited Investor Certificate and the Registration Rights Agreement and to perform the covenants and obligations thereunder and hereunder, and has taken all necessary action in respect of them;

(2)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Purchased Securities and it is able to bear the economic risks of such investment and is able, without impairing its financial condition, to bear the economic risks, and withstand a complete loss of such investment;

(3)	it is aware that the Purchased Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Purchased Securities in the United States is being made in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506(b) of Regulation D and similar registration exemptions under applicable state securities laws to U.S. Accredited Investors;

(4)	it (i) is a U.S. Accredited Investor and is acquiring the Purchased Securities for its own account or for the account of one or more U.S. Accredited Investors with respect to which it exercises sole investment discretion, and not with a view to resale, distribution or other disposition of any of the Purchased Securities in violation of United States federal or state securities laws and (ii) satisfies one or more of the categories indicated below (the Subscriber must initial “SUB” for the Subscriber, and “DP” for each Disclosed Principal, if any, on the appropriate line(s)):

Category 1. [Rule 501(a)(1)]	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 2. [Rule 501(a)(1)]	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

Category 3. [Rule 501(a)(1)]	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended; or

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Category 4. [Rule 501(a)(1)]	An investment adviser registered pursuant to Section 203 of the U.S. Investment Advisers Act of 1940, as amended, or registered pursuant to the laws of a state; or

Category 5. [Rule 501(a)(1)]	An investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the U.S. Investment Advisers Act of 1940, as amended; or

Category 6. [Rule 501(a)(1)]	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

Category 7. [Rule 501(a)(1)]	An investment company registered under the U.S. Investment Company Act of 1940, as amended; or

Category 8. [Rule 501(a)(1)]	A business development company as defined in Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended; or

Category 9. [Rule 501(a)(1)]	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended; or

Category 10. [Rule 501(a)(1)]	A Rural Business Investment Company as defined in Section 384A of the U.S. Consolidated Farm and Rural Development Act of 1972, as amended; or

Category 11. [Rule 501(a)(1)]	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or

Category 12. [Rule 501(a)(1)]	An employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

Category 13. [Rule 501(a)(2)]	A private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended; or

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Category 14. [Rule 501(a)(3)]	An organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, a partnership, or a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 15. [Rule 501(a)(4)]	A director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or

Category 16. [Rule 501(a)(5)]

A natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds U.S. $1,000,000; or

(Note: For the purposes of calculating “net worth”

(i)            the person’s primary residence shall not be included as an asset;

(ii)           indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the closing of the Offering, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the closing of the Offering exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and

(iii)          indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability.)

(Note: For the purposes of calculating “joint net worth”, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent, and assets need not be held jointly to be included in the calculation. Reliance on the joint net worth standard does not require that the securities be purchased jointly.)

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Category 17. [Rule 501(a)(6)]

A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

(Note: The term “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.)

Category 18. [Rule 501(a)(7)]	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D under the U.S. Securities Act; or

Category 19. [Rule 501(a)(8)]

An entity in which each of the equity owners are accredited investors; or

(Note: It is permissible to look through various forms of equity ownership to natural persons in determining the accredited investor status of entities under this category. If those natural persons are themselves accredited investors, and if all other equity owners of the entity seeking accredited investor status are accredited investors, then this category may be available.)

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Category 20. [Rule 501(a)(9)]	An entity, of a type not listed in Categories 1 through 14, 18 or 19 above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in Rule 2a51-1(b) under the U.S. Investment Company Act of 1940, as amended) in excess of U.S. $5,000,000; or

Category 21. [Rule 501(a)(10)]

A natural person holding in good standing one or more of the following professional licenses:

(i)              General Securities Representative license (Series 7);

(ii)             Private Securities Offerings Representative license (Series 82), and

(iii)            Investment Adviser Representative license (Series 65); or

Category 22. [Rule 501(a)(11)]	A natural person who is a “knowledgeable employee” (as defined in Rule 3c-5(a)(4) under the U.S. Investment Company Act of 1940, as amended) of the issuer of the securities being offered or sold where the issuer would be an “investment company” (as defined in Section 3 of U.S. Investment Company Act of 1940, as amended), but for the exclusion provided by either Section 3(c)(1) or section 3(c)(7) of U.S. Investment Company Act of 1940, as amended; or

Category 23. [Rule 501(a)(12)]

A “family office” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended):

(i)             with assets under management in excess of U.S. $5,000,000,

(ii)           that is not formed for the specific purpose of acquiring the securities offered, and

(iii)          whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

Category 24. [Rule 501(a)(13)]	A “family client” (as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended) of a family office meeting the requirements in Category 23 above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of Category 23.

(5)	it understands and acknowledges that the Purchased Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act, and it agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Purchased Securities, directly or indirectly, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, other than in compliance with any restrictive legend imprinted thereon and pursuant to an available exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the SEC has declared effective a registration statement in respect of such securities;

(6)	it understands and acknowledges that direct registration statements representing the Purchased Securities and all direct registration statements issued in exchange for or in substitution of such direct registration statements, will bear the following legend upon the original issuance and until the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws:

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“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER, DIRECTLY OR INDIRECTLY, THESE SECURITIES EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR (C) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, AND EACH CASE IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C) ABOVE, A LEGAL OPINION OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY MUST FIRST BE PROVIDED TO THE COMPANY AND ITS TRANSFER AGENT. DELIVERY OF THIS INSTRUMENT MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if any of the Purchased Securities are being sold pursuant to Rule 144 under the U.S. Securities Act, the legend may be removed by delivery to the Company and its transfer agent of an opinion of counsel of recognized standing or other evidence in form and substance reasonably satisfactory to the Company to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act;

(7)	it consents to the Company making a notation on its records or giving instructions to its transfer agent in order to implement the restrictions on transfer set forth and described in this Schedule “A” and the Subscription Agreement;

(8)	it has decided to subscribe for the Purchased Securities based solely on the Subscriber’s independent investigation and evaluation of the Company and its assets and the Subscriber has had access to all materials, books and records and documents relating to the Company as the Subscriber has desired;

(9)	it has been provided an opportunity to ask questions of, and receive answers from, authorized representatives of the Company concerning the Company, the Purchased Securities, and the terms of the Offering and that any request for such information has been complied with to the Subscriber’s satisfaction and that it has had the opportunity to consult with its legal and tax advisors with regards thereto;

(10)	it understands and acknowledges that, pursuant to the Registration Rights Agreement entered into by the Subscriber and the Company on the date hereof, the Company is obligated to file with the SEC a registration statement under the U.S. Securities Act with respect to the resale of the Shares, in accordance with the terms and conditions set forth therein; provided that, if the Subscriber does not provide the Company with the requested information to enable the Company to include the Subscriber in the resale registration statement, it acknowledges and agrees that this is a waiver of its rights to be included in the resale registration statement;

(11)	(i) it will sell the Purchased Securities only pursuant to either the registration requirements of the U.S. Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, (ii) that if the Purchased Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein and (iii) that if, after the effective date of the registration statement covering the resale of the Purchased Securities, such registration statement ceases to be effective and the Company has provided notice to such Subscriber to that effect, such Subscriber will sell Purchased Securities only in compliance with an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws;

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(12)	neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will trade in the securities of the Company and will not execute any “short sales” (as defined in Rule 200 of Regulation SHO under the U.S. Exchange Act) during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Subscription Agreement are first publicly announced or (ii) this Subscription Agreement is terminated in full;

(13)	it acknowledges that purchasing, holding and disposing of the Purchased Securities may have tax consequences under the laws of both Canada and the United States, and that it is solely responsible for determining the tax consequences of investment in such securities;

(14)	it understands and acknowledges that no agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Purchased Securities;

(15)	if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file and otherwise assist the Company in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Purchased Securities;

(16)	it understands and acknowledges that (i) if the Company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents (a “Shell Company”), Rule 144 under the U.S. Securities Act may not be available for resales of the Purchased Securities, and (ii) the Company is not obligated to make Rule 144 under the U.S. Securities Act available for resales of such Purchased Securities;

(17)	it represents and warrants that the offer, sale and issuance of the Purchased Securities is not a transaction, or part of a series of transactions which, although in technical compliance with an available exemption under the U.S. Securities Act, is part of a plan or scheme to evade the registration requirements of the U.S. Securities Act;

(18)	it is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Company is organized under the laws of British Columbia, Canada and (ii) some of the Company’s directors and officers may be residents of countries other than the United States. Consequently, it may be difficult to provide service of process on the Company and such officers and directors and it may be difficult to enforce any judgment against the Company;

(19)	it acknowledges that the Subscriber has not purchased the Purchased Securities as a result of any form of “general solicitation” or “general advertising” (as such terms are defined in Regulation D under the U.S. Securities Act) including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over the Internet, radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(20)	it understands and acknowledges that it is making the representations, warranties and agreements contained herein with the intent that they may be relied upon by the Company in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to subscribe for the Purchased Securities.

[signature page follows]

A-6

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date (as defined in the Subscription Agreement to which this Schedule “A” is attached) and the Subscriber acknowledges that this U.S. Accredited Investor Certificate is incorporated into and forms a part of the Subscription Agreement to which it is attached. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

Witness (If Subscriber is an Individual)	Print the name of Subscriber

Print Name of Witness	If Subscriber is a corporation, print name and title of Authorized Signing Officer

The Company derives a substantial portion of its revenues from the cannabis industry in certain states of the United States, which industry is illegal under U.S. Federal Cannabis Laws. The Company is involved directly (through subsidiaries) in the cannabis industry in the United States where local state laws permit such activities.

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SCHEDULE “B”

OFFSHORE INVESTOR CERTIFICATE
(Residents of Jurisdictions outside of Canada or the United States)

Reference is made to the subscription agreement between the Company and the undersigned (referred to herein as the Subscriber) dated as of the date hereof (the “Subscription Agreement”). Terms not otherwise defined herein have the meanings ascribed to them in the Subscription Agreement to which the certificate forms a schedule. The undersigned Subscriber, a resident of a jurisdiction other than Canada or the United States, hereby represents and warrants as follows:

1.	The Subscriber is a resident of an Offshore Jurisdiction and the decision to subscribe for Shares was taken in such Offshore Jurisdiction.

2.	The delivery of the Subscription Agreement, the acceptance of it by the Company and the issuance of the Purchased Securities to the Subscriber complies with all laws applicable to the Subscriber, including the laws of such purchaser’s jurisdiction of residence, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the Offshore Jurisdiction.

3.	The Subscriber is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the Offshore Jurisdiction that would apply to the subscription (other than the Securities Laws of Canada and the United States).

4.	The Company is offering and selling the Shares and the Subscriber is purchasing the Shares pursuant to exemptions from the prospectus and registration requirements under the applicable Securities Laws of the Offshore Jurisdiction or, if such is not applicable, the Company is permitted to offer and sell the Shares and the Subscriber is permitted to purchase the Shares under the applicable Securities Laws of such Offshore Jurisdiction without the need to rely on exemptions.

5.	The applicable Securities Laws do not require the Company to register any of the Shares, file a prospectus, registration statement, offering memorandum or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the Offshore Jurisdiction.

6.	The Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the Offshore Jurisdiction that will confirm the matters referred to in subparagraphs 2, 4 and 5 above to the satisfaction of the Company, acting reasonably.

7.	The Subscriber will not sell, transfer or dispose of the Purchased Securities except in accordance with all applicable laws, including Securities Laws of Canada and the United States, and the Subscriber acknowledges that the Company shall have no obligation to register any such purported sale, transfer or disposition which violates applicable Securities Laws of Canada and the United States.

[Signature page follows]

B-1

Dated: ____________________, 2024.

Name of Subscriber
X

Signature of Subscriber

If the Subscriber is a corporation, print name and title of authorized signing officer

B-2

SCHEDULE “C”

Payment Instructions

Payment for the aggregate Subscription Amount for the private placement offering may be paid by obtaining AML forms and wire instructions by contacting Odyssey Trust Company, as escrow agent, at the following email address:

corptrust@odysseytrust.com

WE ARE NOT ABLE TO ACCEPT PAYMENT BY PERSONAL CHEQUE. IT WILL BE REJECTED.

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